UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2013

DubLi, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601
Boca Raton, FL 33486
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 417-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2013, DubLi, Inc. (“DubLi”) notified Mr. Mark Mroczkowski, an officer of DubLi, that his Amended and Restated Employment Agreement with DubLi, dated effective October 1, 2012 (the “Employment Agreement”), would not be renewed. Therefore, the Employment Agreement and Mr. Mroczkowski’s employment with DubLi will expire on January 31, 2014.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit    Description
No.

10.1	Notice of Non-Renewal of Amended and Restated Employment Agreement between Mark Mroczkowski and DubLi, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DubLi, Inc.
(Registrant)

Date: October 17, 2013
By: /s/ Michael Hansen
Michael Hansen
Chief Executive Officer